[Eaton Vance Logo]
                                                          [PICTURE OF PHONE/FAX]
                                                  [PICTURE OF STOCK CERTIFICATE]

                         ANNUAL REPORT JANUARY 31, 2001

[PICTURE OF PAUL REVERE]          EATON VANCE
                                   HIGH YIELD
                                   MUNICIPALS
                                      FUND

[PICTURE OF BOSTON SKYLINE]

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2001
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
President

As most fixed-income investors know, municipal bonds have long occupied a unique position among investment asset classes. Historically, the $1.5 trillion municipal market has financed a broad range of important public projects, including utilities, transportation facilities, hospitals, education, economic development and housing projects. These projects address the needs of local and state communities, generate new employment opportunities and improve the quality of life for many citizens. We thought it might be helpful to shareholders to begin a series of discussions with a broad overview of this vital market.

REVENUE BONDS: PROVIDING FINANCING FOR ESSENTIAL, FEE-BASED SERVICES...

Roughly two-thirds of all municipal bond issuance over the past decade has consisted of revenue bonds. These bonds are issued by entities that charge their customers a fee to provide essential services and include a very broad range of issuers. Electric and water utilities, airport and turnpike authorities, housing projects and hospitals are just a few examples of entities that issue revenue bonds. Interest payments to bondholders are paid from user fees paid for services: water bills paid by homeowners; highway tolls paid by motorists; hospital fees paid by patients and health insurers.

Credit quality is, of course, a critical determinant in the municipal market. Municipal bond analysts look for trends that may impact an issuer's revenue base. For revenue bonds, those factors may include shifts in demographics within the customer base, a rise or fall in competitive rates for water or electric power, or changes in insurance reimbursements for medical procedures. Those trends bear close watching, for any significant change may have a major impact on the value of an investment. For example, recent changes in Medicare reimbursement policies have posed a serious threat to the financial soundness of many hospitals across the country and have had a major impact on performance within the hospital sector of the municipal bond market.

GENERAL OBLIGATION BONDS: BACKED BY THE "FULL FAITH AND CREDIT" OF THE
ISSUER...

General obligation bonds (GOs) constitute the remaining one-third of the municipal market. Issued by states, counties, cities, towns, villages and school districts, GOs are backed by the full faith and credit of the issuer, as represented by the taxing power of the jurisdiction. Because of that taxing power, general obligations are often accorded a fairly high credit quality, dependent, of course, on the creditworthiness of the community in question.

In determining creditworthiness, analysts examine a community's economic base, looking for sound fundamentals and a strong tax revenue base. In cases where that tax base is threatened, such as by a weakening economy, credit quality may be jeopardized. Conversely, in good economic times, where budget surpluses exist, credit ratings may be upgraded. For example, New York City was close to bankruptcy in 1975 and its GO bonds performed very poorly. However, as the City's fortunes improved in the 1980s and 1990s, its revenue base improved significantly, leading to an upgrade in its bonds.

Political changes may also affect general obligations. In 1978, California's Proposition 13 severely limited property taxes and capped annual tax increases. As the property tax rebellion spread to other parts of the country, the impact of those changes was felt in the GO market in other states.

WE BELIEVE THAT MUNICIPAL BONDS DESERVE CONSIDERATION FROM TODAY'S
INVESTORS ...

At Eaton Vance, we have long been a major participant in the municipal market, active in bringing tax-exempt alternatives to investors. While the importance of the municipal market is obvious in the public projects that improve our lives, we believe that municipal bonds play an equally important role for today's tax-conscious investors. We will continue to seek attractive opportunities in this exciting market.

                   Sincerely,

                   /s/ Thomas J. Fetter
                   Thomas J. Fetter
                   President
                   March 12, 2001


MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2001
MANAGEMENT DISCUSSION

AN INTERVIEW WITH THOMAS M. METZOLD, PORTFOLIO MANAGER OF EATON VANCE HIGH YIELD MUNICIPALS FUND.

[PHOTO OF THOMAS M. METZOLD]
Thomas M. Metzold
Portfolio Manager

Q:   Tom, how did the Fund perform in 2000?

A: Eaton Vance High Yield Municipals Fund Class A had a total return of 6.89% during the year ended January 31, 2001, the result of an increase in net asset value per share (NAV) from $9.79 on January 31, 2000 to $9.80 on January 31, 2001, and the reinvestment of $0.645 in dividends.(1)

     Class B shares had a total return of 6.02% for the year ended January 31, 2001, the result of an increase in NAV from $9.75 on January 31, 2000 to $9.77 on January 31, 2001, and the reinvestment of $0.552 in dividends.(1)

     Class C shares had a total return of 6.04% for the year ended January 31, 2001.(1) That return was the result of an increase in NAV from $9.03 on January 31, 2000 to $9.06 on January 31, 2001, and the reinvestment of $0.502 in dividends.(1)

     Based on the Fund's most recent dividends and NAVs on January 31, 2001 of $9.80 per share for Class A, $9.77 for Class B, and $9.06 for Class C, the distribution rates were 6.58%, 5.64% and 5.56%, respectively.(2) The distribution rates of Class A, Class B and Class C are equivalent to taxable rates of 10.89%, 9.40% and 9.22%, respectively.(3)

     The SEC 30-day yields for Class A, Class B and Class C shares at January 31 were 6.97%, 6.57% and 6.53%, respectively.(4) The SEC 30-day yields are equivalent to taxable yields of 11.54%, 10.88% and 10.81%, respectively.(3)

Q: 2000 brought a significant turnaround in the municipal bond markets. In your view, what contributed to the dramatic improvement in market conditions?

A: There were several factors. First, the weakening economy has created a more favorable environment for bonds. Inflation, which has been relatively tame to begin with, typically becomes even less of a concern in a slower economy, as manufacturers and retailers have less room to raise prices. The Federal Reserve has adopted a more accommodative monetary policy and lowered short-term interest rates to stimulate the economy. That has created a good climate for bonds.

     Second, with growing estimates of the Federal budget surplus, the government is likely to require far less issuance of Treasury bonds than in past years. The same has been true at the state and local level. While the current economic slowdown makes longer-term estimates more problematic, we believe that the days of massive budget deficits are behind us. That is

FUND INFORMATION
AS OF JANUARY 31, 2001

PERFORMANCE(5)         Class A          Class B          Class C
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                 6.89%            6.02%            6.04%
Five Years               4.59             3.85             N.A.
Life of Fund++           6.08             5.20             2.53

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                 1.80%            1.02%            5.04%
Five Years               3.58             3.53             N.A.
Life of Fund++           5.14             5.06             2.53

++Inception dates: Class A: 8/7/95; Class B: 8/7/95; Class C: 6/18/97

FIVE LARGEST SECTOR WEIGHTINGS(6)
--------------------------------------------------------------------------------

Industrial Development Revenue                                      18.6%
Senior Living/Life Care                                             11.9%
Health Care - Miscellaneous                                          8.8%
Nursing Homes                                                        8.4%
Housing                                                              7.7%


(1) These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge
(CDSC) for Class B or C shares. A portion of the Fund's income may be subject to federal income and/or alternative minimum tax. Income may be subject to state tax.

(2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.

(3) After-tax rates assume maximum 39.6% federal income tax rate. Rates do not reflect state taxes. A lower rate wouild result in lower tax-equivalent yields.

(4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(5) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class C 1-year SEC return reflects 1% CDSC.

(6) Five largest sector weightings account for 55.4% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the Portfolio. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.78% of the total dividends paid by the Fund from net investment income during the year ended January 31, 2001 was designated as an exempt-interest dividend.

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2001
MANAGEMENT DISCUSSION CONT'D

     certainly a favorable development for bonds from a supply-and-demand standpoint.

     Finally, the volatility of the stock market has had a sobering effect on many investors who had become accustomed to 20%-plus annual returns in recent years. The relentless decline of the equity markets during the past year, especially the Nasdaq Index, has prompted many investors to seek some refuge by diversifying their portfolios with bonds. Municipal bonds, which yielded nearly as much as Treasury bonds at January 31, have been a major beneficiary of that trend.

Q:   How has the high-yield segment of the municipal market fared?(1)

A: The high-yield portion of the municipal market has made an impressive recovery, although a slightly higher default rate has hurt liquidity somewhat. The weakening economy has impacted issuers of industrial development revenue bonds (IDBs), which make up a significant portion of the high-yield municipal market, especially economically-sensitive sectors such as steel and paper. I'm generally encouraged by the improvement in the tone of the market. However, credit selection remains key.

Q:   How have you positioned the Portfolio in recent months?(1)

A: The largest sector weighting at January 31 was again industrial development revenue bonds, at 18.6% of the Portfolio. That represents a lower weighting than a year earlier. As I indicated earlier, the weak economy has had a negative impact on some issuers of IDBs and that has placed a premium on credit selection. Accordingly, we've intensified our efforts to diversify the Portfolio's IDB holdings, focusing on issuers that we believe can sustain secular, or long-term, growth trends, allowing them to weather a near-term economic slowdown.

     Among the Portfolio's largest IDB investments were two issues for air cargo facilities. Many of the nation's regional airports have expanded their cargo facilities to accommodate the growing storage needs of manufacturers to ensure timely delivery of goods and parts. Local airport authorities, including Austin (TX) Cargoport Development, L.L.C. and Airline Cargo Facilities of Kansas City, have issued bonds to finance these improvements, which have resulted in economic initiatives and job creation within these communities.

Q:   What other areas have you emphasized in the Portfolio?

A: Life care facilities constituted another large weighting, at 11.9% of the Portfolio. Facing a rapidly aging population, these facilities were enthusiastically received by senior residents, their families and the health care profession as an attractive health care alternative for aging citizens. However, a cautionary note has been sounded in recent years, as the sector has witnessed a surge in new construction, creating overcapacity and competitive pressures in some communities. We have focused the Portfolio's investments on projects that we believe are well-positioned competitively and demographically and could dominate their particular markets.

PORTFOLIO QUALITY WEIGHTINGS(2)
--------------------------------------------------------------------------------

Non-Rated                                                           72.0%
AAA                                                                  6.2%
AA                                                                   3.5%
A                                                                    4.8%
BBB                                                                  6.3%
BB                                                                   4.6%
B                                                                    1.3%
Other                                                                1.3%

PORTFOLIO OVERVIEW(2)
--------------------------------------------------------------------------------

Number of Issues                                                          145
Average Rating(3)                                                         BB+
Average Maturity                                                    23.6 Yrs.
Effective Maturity                                                  19.1 Yrs.
Average Call                                                         7.9 Yrs.
Average Dollar Price                                                   $92.19

(1) Comments regarding individual securities reflect management's opinion at the time of this report. Portfolio holdings will change over time.

(2) Because the Fund is actively managed, Portfolio Quality Weightings and Portfolio Overview are subject to change.

(3) Average Rating includes Eaton Vance's internal ratings assigned to non-rated bonds.

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2001
MANAGEMENT DISCUSSION CONT'D

     Nursing homes and hospitals complemented the Portfolio's health care-related investments. The hospital industry has been faced with a revenue crisis in recent years, due to changing Medicare and HMO reimbursement policies. The result has been a major effort to lower costs. As a result, many hospitals - especially those in large urban areas - have been forced into mergers or strategic partnerships with neighboring institutions. The Portfolio has concentrated on those hospitals that we believe will emerge from this difficult period with a strong market share, good fundamentals and sound finances.

Q:   Are there any other sectors that you have found especially attractive?

A: Yes. Cogeneration is an area that we're enthusiastic about. A variety of industries are seeking new solutions to the challenge of meeting more restrictive environmental regulations while struggling to keep fuel costs down. Some have turned to cogeneration plants. Cogeneration recycles thermal energy lost in industrial processes and produces large amounts of high temperature water or steam by using the hot exhaust gases in place of a boiler. This process is both environmentally and economically efficient and makes available thermal energy that would otherwise be lost in conventional systems.

--------------------------------------------------------------------------------
YOUR INVESTMENT AT WORK
     Colorado Health Facilities Authority(1) Volunteers of America, 6.00%, 7/1/29 Care Facilities Project

- Volunteers of America, Inc. (VOA) is a human services organization that has operated social services programs throughout the U.S. since 1896. Its Care Facilities affiliate operates 16 nursing and residential care facilities, providing skilled nursing, convalescent and rehabilitation care to the elderly.

- Valley Manor Care Center, built in 1964 and managed by VOA Care Facilities, is a 120-bed nursing facility in Montrose, Colorado. An Alzheimer's care unit was constructed in 1991, providing convenient access to visitors in a safe environment with specially-designed activity and dining areas.

- The proceeds of these bonds were used to refund previous issues of VOA Care Facilities as well as to pay for certain capital improvements at Valley Manor and other VOA health units. The bonds are non-rated and have a 6.00% coupon.
--------------------------------------------------------------------------------

     At January 31, the Portfolio has a significant investment in a Maryland Energy Cogeneration bond that financed the cogeneration facility at the 180-megawatt, coal-fired Warrior Run Plant in Cumberland, Maryland. In addition to providing financing for an environmentally popular project, the bonds carried a very attractive 7.40% coupon. It is thought that cogen projects like this can have a substantial impact in meeting Maryland's energy needs in coming years.

Q: Tom, looking ahead what is your outlook for the high-yield municipal market?

A: With the economy remaining sluggish, the backdrop for the bond market is generally favorable. The Federal Reserve has signaled to the financial markets that it will pursue a more stimulative monetary policy, a distinctly positive scenario for bonds. Of course, a continued weak economy could have a negative impact on the revenues and creditworthiness of some cyclical issuers; that is something we will monitor closely. One encouraging trend is that default rates have started to improve dramatically. In addition, bond covenants are being structured more conservatively, another favorable development for investors.

     Meanwhile, we could see increased investor interest in bonds, as the equity markets struggle with a deteriorating earnings outlook. Clearly, with tax-exempt yields nearly equaling Treasury yields, we feel there is excellent value in the municipal market. I believe that High Yield Municipals Portfolio is well-positioned to take advantage of these opportunities in the coming year.

(1) Comments regarding individual securities reflect management's opinion at the time of this report. Portfolio holdings will change over time.

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2001
MANAGEMENT DISCUSSION CONT'D

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN EATON VANCE HIGH YIELD MUNICIPALS FUND CLASS A VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*
August 31, 1995 - January 31, 2001

[CHART]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
       DATE            FUND/NAV          FUND/MOP          LBMBI
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     8/31/1995          $10,000           $9,523          $10,000
     9/30/1995          $10,229           $9,741          $10,063
    10/31/1995          $10,420           $9,923          $10,209
    11/30/1995          $10,680          $10,171          $10,379
    12/31/1995          $10,824          $10,307          $10,479
     1/31/1996          $10,854          $10,337          $10,558
     2/28/1996          $10,770          $10,256          $10,487
     3/31/1996          $10,617          $10,111          $10,353
     4/30/1996          $10,524          $10,022          $10,323
     5/31/1996          $10,669          $10,160          $10,319
     6/30/1996          $10,781          $10,267          $10,432
     7/31/1996          $10,938          $10,416          $10,526
     8/31/1996          $11,021          $10,496          $10,524
     9/30/1996          $11,177          $10,643          $10,671
    10/31/1996          $11,345          $10,804          $10,791
    11/30/1996          $11,523          $10,974          $10,989
    12/31/1996          $11,554          $11,003          $10,943
     1/31/1997          $11,563          $11,011          $10,963
     2/28/1997          $11,664          $11,107          $11,064
     3/31/1997          $11,574          $11,022          $10,917
     4/30/1997          $11,658          $11,102          $11,008
     5/31/1997          $11,788          $11,226          $11,174
     6/30/1997          $12,105          $11,528          $11,293
     7/31/1997          $12,560          $11,961          $11,605
     8/31/1997          $12,513          $11,916          $11,497
     9/30/1997          $12,633          $12,030          $11,633
    10/31/1997          $12,800          $12,190          $11,708
    11/30/1997          $12,898          $12,283          $11,777
    12/31/1997          $13,159          $12,531          $11,949
     1/31/1998          $13,352          $12,715          $12,072
     2/28/1998          $13,457          $12,815          $12,076
     3/31/1998          $13,534          $12,889          $12,086
     4/30/1998          $13,493          $12,849          $12,032
     5/31/1998          $13,653          $13,002          $12,222
     6/30/1998          $13,717          $13,063          $12,270
     7/31/1998          $13,619          $12,969          $12,301
     8/31/1998          $13,816          $13,157          $12,491
     9/30/1998          $13,857          $13,196          $12,647
    10/31/1998          $13,828          $13,168          $12,647
    11/30/1998          $13,796          $13,138          $12,691
    12/31/1998          $13,791          $13,133          $12,723
     1/31/1999          $13,907          $13,244          $12,874
     2/28/1999          $13,870          $13,208          $12,818
     3/31/1999          $13,913          $13,249          $12,836
     4/30/1999          $13,966          $13,299          $12,868
     5/31/1999          $13,873          $13,211          $12,793
     6/30/1999          $13,677          $13,025          $12,609
     7/31/1999          $13,671          $13,018          $12,655
     8/31/1999          $13,463          $12,820          $12,553
     9/30/1999          $13,391          $12,752          $12,559
    10/31/1999          $13,105          $12,479          $12,423
    11/30/1999          $13,147          $12,520          $12,555
    12/31/1999          $12,922          $12,305          $12,461
     1/31/2000          $12,708          $12,102          $12,407
     2/29/2000          $12,853          $12,239          $12,551
     3/31/2000          $13,028          $12,407          $12,825
     4/30/2000          $12,940          $12,323          $12,750
     5/31/2000          $12,709          $12,103          $12,683
     6/30/2000          $12,991          $12,371          $13,019
     7/31/2000          $13,157          $12,530          $13,201
     8/31/2000          $13,392          $12,753          $13,404
     9/30/2000          $13,369          $12,731          $13,334
    10/31/2000          $13,361          $12,724          $13,480
    11/30/2000          $13,365          $12,728          $13,582
    12/31/2000          $13,550          $12,903          $13,917
     1/21/2001          $13,584          $12,936          $14,055

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN EATON VANCE HIGH YIELD MUNICIPALS FUND CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*
August 31, 1995 - January 31, 2001

[CHART]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
       DATE             FUND/NAV         LBMBI
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     8/31/1995           $10,000         $10,000
     9/30/1995           $10,183         $10,063
    10/31/1995           $10,358         $10,209
    11/30/1995           $10,612         $10,379
    12/31/1995           $10,747         $10,479
     1/31/1996           $10,764         $10,558
     2/28/1996           $10,687         $10,487
     3/31/1996           $10,526         $10,353
     4/30/1996           $10,428         $10,323
     5/31/1996           $10,564         $10,319
     6/30/1996           $10,675         $10,432
     7/31/1996           $10,821         $10,526
     8/31/1996           $10,897         $10,524
     9/30/1996           $11,049         $10,671
    10/31/1996           $11,206         $10,791
    11/30/1996           $11,378         $10,989
    12/31/1996           $11,403         $10,943
     1/31/1997           $11,403         $10,963
     2/28/1997           $11,506         $11,064
     3/31/1997           $11,404         $10,917
     4/30/1997           $11,478         $11,008
     5/31/1997           $11,598         $11,174
     6/30/1997           $11,909         $11,293
     7/31/1997           $12,348         $11,605
     8/31/1997           $12,294         $11,497
     9/30/1997           $12,408         $11,633
    10/31/1997           $12,564         $11,708
    11/30/1997           $12,649         $11,777
    12/31/1997           $12,904         $11,949
     1/31/1998           $13,075         $12,072
     2/28/1998           $13,182         $12,076
     3/31/1998           $13,243         $12,086
     4/30/1998           $13,195         $12,032
     5/31/1998           $13,342         $12,222
     6/30/1998           $13,399         $12,270
     7/31/1998           $13,292         $12,301
     8/31/1998           $13,482         $12,491
     9/30/1998           $13,513         $12,647
    10/31/1998           $13,462         $12,647
    11/30/1998           $13,426         $12,691
    12/31/1998           $13,420         $12,723
     1/31/1999           $13,524         $12,874
     2/28/1999           $13,475         $12,818
     3/31/1999           $13,513         $12,836
     4/30/1999           $13,557         $12,868
     5/31/1999           $13,447         $12,793
     6/30/1999           $13,257         $12,609
     7/31/1999           $13,239         $12,655
     8/31/1999           $13,030         $12,553
     9/30/1999           $12,950         $12,559
    10/31/1999           $12,673         $12,423
    11/30/1999           $12,694         $12,555
    12/31/1999           $12,463         $12,461
     1/31/2000           $12,264         $12,407
     2/29/2000           $12,393         $12,551
     3/31/2000           $12,538         $12,825
     4/30/2000           $12,461         $12,750
     5/31/2000           $12,222         $12,683
     6/30/2000           $12,487         $13,019
     7/31/2000           $12,640         $13,201
     8/31/2000           $12,852         $13,404
     9/30/2000           $12,822         $13,334
    10/31/2000           $12,818         $13,480
    11/30/2000           $12,799         $13,582
    12/31/2000           $12,978         $13,917
     1/31/2001           $13,002         $14,055


+ The figures reflect the Fund's xxxx applicable contingent deferred sales charge deducted xxxxxx as follows: 5% - 1st and 2nd years, 4% - 3rd year, 8%
- 4th year, 2% - 5th year, and 1% - 6th year.

PERFORMANCE**           Class A          Class B          Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                 6.89%            6.02%            6.04%
Five Years               4.59             3.85             N.A.
Life of Fund++           6.08             5.20             2.53

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                 1.80%            1.02%            5.04%
Five Years               3.58             3.53             N.A.
Life of Fund++           5.14             5.06             2.53

++ Inception dates: Class A: 8/7/95; Class B: 8/7/95; Class C: 6/18/97

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 8/7/95. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index of municipal bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class C shares on 6/18/97 at net asset value would have been worth $10,948 on January 31, 2001.

** Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4%
   - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.The performance graphs and table above do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF JANUARY 31, 2001
Assets
------------------------------------------------------
Investment in High Yield Municipals
   Portfolio, at value
   (identified cost, $357,333,172)        $327,992,561
Receivable for Fund shares sold                911,852
------------------------------------------------------
TOTAL ASSETS                              $328,904,413
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $  1,563,620
Dividends payable                              928,420
Payable to affiliate for Trustees' fees             65
Accrued expenses                               184,212
------------------------------------------------------
TOTAL LIABILITIES                         $  2,676,317
------------------------------------------------------
NET ASSETS                                $326,228,096
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $366,100,786
Accumulated net realized loss from
   Portfolio
   (computed on the basis of
   identified cost)                         (9,724,786)
Accumulated distributions in excess of
   net investment income                      (807,293)
Net unrealized depreciation from
   Portfolio
   (computed on the basis of
   identified cost)                        (29,340,611)
------------------------------------------------------
TOTAL                                     $326,228,096
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $117,525,393
SHARES OUTSTANDING                          11,994,735
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.80
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of $9.80)       $      10.29
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $191,417,989
SHARES OUTSTANDING                          19,601,038
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.77
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $ 17,284,714
SHARES OUTSTANDING                           1,908,461
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.06
------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
JANUARY 31, 2001
Investment Income
-----------------------------------------------------
Interest allocated from Portfolio         $24,809,005
Expenses allocated from Portfolio          (2,344,161)
-----------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $22,464,844
-----------------------------------------------------

Expenses
-----------------------------------------------------
Trustees' fees and expenses               $     4,386
Distribution and service fees
   Class A                                    226,430
   Class B                                  1,933,153
   Class C                                    163,192
Transfer and dividend disbursing agent
   fees                                       318,651
Registration fees                              84,540
Printing and postage                           36,138
Legal and accounting services                  34,697
Custodian fee                                  31,681
Amortization of organization expenses          18,416
Miscellaneous                                  17,508
-----------------------------------------------------
TOTAL EXPENSES                            $ 2,868,792
-----------------------------------------------------

NET INVESTMENT INCOME                     $19,596,052
-----------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(5,365,930)
-----------------------------------------------------
NET REALIZED LOSS                         $(5,365,930)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 5,713,132
-----------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $ 5,713,132
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $   347,202
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $19,943,254
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED        YEAR ENDED
IN NET ASSETS                             JANUARY 31, 2001  JANUARY 31, 2000
----------------------------------------------------------------------------
From operations --
   Net investment income                  $     19,596,052  $     21,262,983
   Net realized loss                            (5,365,930)       (2,693,860)
   Net change in unrealized
      appreciation (depreciation)                5,713,132       (54,966,051)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $     19,943,254  $    (36,396,928)
----------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $     (7,428,705) $     (7,866,145)
      Class B                                  (11,155,700)      (12,139,741)
      Class C                                     (909,310)       (1,250,912)
   In excess of net investment income
      Class A                                      (59,753)          (63,815)
      Class B                                           --           (18,596)
      Class C                                           --                --
----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $    (19,553,468) $    (21,339,209)
----------------------------------------------------------------------------
Transactions in shares of beneficial
   interest --
   Proceeds from sale of shares
      Class A                             $     28,131,275  $     45,591,473
      Class B                                   27,784,490        54,465,067
      Class C                                    6,417,661        13,119,026
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                    2,361,649         3,299,679
      Class B                                    3,251,641         4,079,737
      Class C                                      502,921           788,006
   Cost of shares redeemed
      Class A                                  (27,582,866)      (43,081,449)
      Class B                                  (44,328,114)      (57,070,198)
      Class C                                   (7,357,671)      (17,217,692)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $    (10,819,014) $      3,973,649
----------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $    (10,429,228) $    (53,762,488)
----------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------
At beginning of year                      $    336,657,324  $    390,419,812
----------------------------------------------------------------------------
AT END OF YEAR                            $    326,228,096  $    336,657,324
----------------------------------------------------------------------------
Accumulated distributions
in excess of net investment
income included
in net assets
----------------------------------------------------------------------------
AT END OF YEAR                            $       (807,293) $       (849,877)
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                  CLASS A
                                  ---------------------------------------
                                          YEAR ENDED JANUARY 31,
                                  ---------------------------------------
                                    2001(1)        2000         1999(1)
-------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $  9.790      $ 11.380      $ 11.570
-------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------
Net investment income              $  0.640      $  0.640      $  0.647
Net realized and unrealized
   gain (loss)                        0.015        (1.585)       (0.176)
-------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $  0.655      $ (0.945)     $  0.471
-------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------
From net investment income         $ (0.640)     $ (0.640)     $ (0.647)
In excess of net investment
   income                            (0.005)       (0.005)       (0.014)
-------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.645)     $ (0.645)     $ (0.661)
-------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  9.800      $  9.790      $ 11.380
-------------------------------------------------------------------------

TOTAL RETURN(2)                        6.89%        (8.62)%        4.16%
-------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $117,525      $114,610      $128,347
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.08%         1.01%         0.95%
   Expenses after custodian
      fee reduction(3)                 1.08%         1.00%         0.94%
   Net investment income               6.52%         5.95%         5.60%
Portfolio Turnover of the
   Portfolio                             30%           58%           25%
-------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                               CLASS B
                                  -----------------------------------------------------------------
                                                       YEAR ENDED JANUARY 31,
                                  -----------------------------------------------------------------
                                    2001(1)        2000         1999(1)        1998         1997
---------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $  9.750      $ 11.330      $ 11.520      $ 10.620     $ 10.650
---------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------
Net investment income              $  0.559      $  0.554      $  0.554      $  0.594     $  0.626
Net realized and unrealized
   gain (loss)                        0.016        (1.579)       (0.167)        0.916       (0.026)
---------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $  0.575      $ (1.025)     $  0.387      $  1.510     $  0.600
---------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------
From net investment income         $ (0.555)     $ (0.554)     $ (0.554)     $ (0.594)    $ (0.626)
In excess of net investment
   income                                --        (0.001)       (0.023)       (0.016)      (0.003)
From net realized gain                   --            --            --            --       (0.001)
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.555)     $ (0.555)     $ (0.577)     $ (0.610)    $ (0.630)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                          $  9.770      $  9.750      $ 11.330      $ 11.520     $ 10.620
---------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                        6.02%        (9.32)%        3.44%        14.67%        5.90%
---------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
---------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $191,418      $204,348      $237,497      $191,706     $123,024
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.87%         1.77%         1.72%         1.76%        1.36%
   Expenses after custodian
      fee reduction(3)                 1.87%         1.76%         1.71%         1.74%        1.32%
   Net investment income               5.72%         5.18%         4.83%         5.36%        5.91%
Portfolio Turnover of the
   Portfolio                             30%           58%           25%            8%          41%
---------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                           --            --            --            --         1.73%
   Expenses after custodian
      fee reduction(3)                   --            --            --            --         1.69%
   Net investment income                 --            --            --            --         5.54%
Net investment income per
   share                                 --            --            --            --     $  0.587
---------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                 CLASS C
                                  --------------------------------------
                                          YEAR ENDED JANUARY 31,
                                  --------------------------------------
                                    2001(1)        2000        1999(1)
------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.030      $10.490       $10.680
------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------
Net investment income               $ 0.516      $ 0.505       $ 0.506
Net realized and unrealized
   gain (loss)                        0.019       (1.460)       (0.169)
------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.535      $(0.955)      $ 0.337
------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------
From net investment income          $(0.505)     $(0.505)      $(0.506)
In excess of net investment
   income                                --           --        (0.021)
------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.505)     $(0.505)      $(0.527)
------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.060      $ 9.030       $10.490
------------------------------------------------------------------------

TOTAL RETURN(2)                        6.04%       (9.38)%        3.22%
------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $17,285      $17,699       $24,576
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.89%        1.84 %        1.79%
   Expenses after custodian
      fee reduction(3)                 1.89%        1.83 %        1.78%
   Net investment income               5.70%        5.09 %        4.73%
Portfolio Turnover of the
   Portfolio                             30%          58 %          25%
------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance High Yield Municipals Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust II (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each classes paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Yield Municipals Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at January 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable (if any) and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At January 31, 2001, the Fund, for federal income tax purposes, had a capital loss carryover of $8,958,699, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire January 31, 2009 ($4,844,026), January 31, 2008 ($2,693,858) and January 31, 2006 ($1,420,815). Dividends paid by the Fund from net tax-exempt interest on municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

 D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, were amortized on the straight-line basis over five years and are fully amortized at January 31, 2001.

 E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 F Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 G Other -- Investment transactions are accounted for on a trade-date basis.

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily, and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gain on investments. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS A                                      2001         2000
    ------------------------------------------------------------------
    Sales                                      2,865,306    4,219,333
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 240,795      308,513
    Redemptions                               (2,815,543)  (4,101,777)
    ------------------------------------------------------------------
    NET INCREASE                                 290,558      426,069
    ------------------------------------------------------------------

                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS B                                      2001         2000
    ------------------------------------------------------------------
    Sales                                      2,846,228    5,062,706
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 333,045      381,157
    Redemptions                               (4,536,561)  (5,455,288)
    ------------------------------------------------------------------
    NET DECREASE                              (1,357,288)     (11,425)
    ------------------------------------------------------------------

                                               YEAR ENDED JANUARY 31,
                                              ------------------------
    CLASS C                                      2001         2000
    ------------------------------------------------------------------
    Sales                                        708,639    1,306,680
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  55,506       79,526
    Redemptions                                 (814,790)  (1,768,824)
    ------------------------------------------------------------------
    NET DECREASE                                 (50,645)    (382,618)
    ------------------------------------------------------------------

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services (See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report). Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment advisor fee earned by BMR. Certain officers and Trustees of the Fund and of the Portfolio are officers of EVM and BMR. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $30,440 as its portion of the sales charge on sales of Class A shares for the year ended January 31, 2001.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B Shares (Class B Plan) and Class C Shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $1,472,728 and $122,394 for Class B and Class C shares, respectively,

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   to or payable to EVD for the year ended January 31, 2001, representing 0.75% of the average daily net assets for Class B and Class C shares. At
   January 31, 2001, the amount of Uncovered Distribution Charges of
   EVD calculated under the Plan was approximately $16,012,000 and $2,548,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. The Trustees approved quarterly service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares sold on or after October 12, 1999, and 0.25% per annum for shares sold prior thereto and outstanding for at least one year. The Class C Plan permits the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% of the Fund's average daily net assets attributable to Class C. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended January 31, 2001 amounted to $226,430, $460,425, and $40,798 for Class A, Class B, and Class C shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $757,000 and $6,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended January 31, 2001.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended January 31, 2001 aggregated $61,682,286 and $95,294,932, respectively.

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE MUNICIPALS TRUST II
AND SHAREHOLDERS OF EATON VANCE HIGH YIELD MUNICIPALS FUND:
--------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Yield Municipals Fund (one of the series of Eaton Vance Municipals Trust II) as of January 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended January 31, 2001 and 2000 and the financial highlights for the five years ended January 31, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance High Yield Municipals Fund at January 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 2, 2001

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.1%

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------
Assisted Living -- 3.4%
------------------------------------------------------------------------
    $ 1,000       Chester, PA, IDA, (Senior Life-Choice of
                  Kimberton), (AMT), 8.50%, 9/1/25          $  1,056,050
      1,940       Chester, PA, IDA, (Senior Life-Choice of
                  Paoli, L.P.), (AMT), 8.05%, 1/1/24           1,999,616
      1,585       Delaware County, PA, IDA, (Glen Riddle),
                  (AMT), 8.625%, 9/1/25                        1,696,758
      1,000       Glen Cove, NY, IDA, (The Regency at Glen
                  Cove), 0.00%, 1/1/13                           326,200
      1,000       Glen Cove, NY, IDA, (The Regency at Glen
                  Cove), 0.00%, 7/1/13                           310,120
      1,000       Glen Cove, NY, IDA, (The Regency at Glen
                  Cove), 0.00%, 1/1/14                           294,750
      1,000       Glen Cove, NY, IDA, (The Regency at Glen
                  Cove), 0.00%, 7/1/14                           280,340
      1,000       Glen Cove, NY, IDA, (The Regency at Glen
                  Cove), 0.00%, 1/1/15                           266,480
      1,000       Glen Cove, NY, IDA, (The Regency at Glen
                  Cove), 0.00%, 7/1/15                           253,380
      1,000       Glen Cove, NY, IDA, (The Regency at Glen
                  Cove), 0.00%, 1/1/16                           240,920
      1,000       Glen Cove, NY, IDA, (The Regency at Glen
                  Cove), 0.00%, 7/1/16                           229,020
      1,000       Glen Cove, NY, IDA, (The Regency at Glen
                  Cove), 0.00%, 1/1/17                           217,630
      1,000       Glen Cove, NY, IDA, (The Regency at Glen
                  Cove), 0.00%, 7/1/17                           206,930
      1,000       Glen Cove, NY, IDA, (The Regency at Glen
                  Cove), 0.00%, 1/1/18                           196,730
      1,000       Glen Cove, NY, IDA, (The Regency at Glen
                  Cove), 0.00%, 7/1/18                           187,000
      1,000       Glen Cove, NY, IDA, (The Regency at Glen
                  Cove), 0.00%, 1/1/19                           177,820
      1,000       Glen Cove, NY, IDA, (The Regency at Glen
                  Cove), 0.00%, 7/1/19                           169,040
      3,500       New Jersey EDA, (Chelsea at East
                  Brunswick), (AMT), 8.25%, 10/1/20            3,150,210
------------------------------------------------------------------------
                                                            $ 11,258,994
------------------------------------------------------------------------
Cogeneration -- 4.5%
------------------------------------------------------------------------
    $ 7,000       Maryland Energy Cogeneration, (AES
                  Warrior Run), (AMT), 7.40%, 9/1/19        $  7,084,490
      1,720       New Jersey EDA, (Vineland Cogeneration),
                  (AMT), 7.875%, 6/1/19                        1,765,081
      3,500       Palm Beach County, FL, (Okeelanta
                  Power), (AMT), 6.85%, 2/15/21(1)             2,069,200
      4,000       Palm Beach County, FL, (Osceola Power),
                  (AMT), 6.95%, 1/1/22(1)                      2,364,800
        560       Robbins, IL, Resource Recovery, (AMT),
                  0.00%, 10/15/09                                187,475
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------

Cogeneration (continued)
------------------------------------------------------------------------
    $   259       Robbins, IL, Resource Recovery, (AMT),
                  7.25%, 10/15/09                           $    186,292
      1,206       Robbins, IL, Resource Recovery, (AMT),
                  7.25%, 10/15/24                                723,328
      1,797       Robbins, IL, Resource Recovery, (AMT),
                  8.375%, 10/15/16(1)                            217,871
        703       Robbins, IL, Resource Recovery, (AMT),
                  8.375%, 10/15/16(1)                             85,254
------------------------------------------------------------------------
                                                            $ 14,683,791
------------------------------------------------------------------------
Education -- 2.0%
------------------------------------------------------------------------
    $ 2,500       Florida Capital Projects Finance
                  Authority, Student Housing Revenue,
                  (Florida University), 7.75%, 8/15/20      $  2,486,200
      1,900       Florida Capital Projects Finance
                  Authority, Student Housing Revenue,
                  (Florida University), 9.50%, 8/15/05         1,905,016
      2,000       New Hampshire HEFA, (Colby-Sawyer
                  College), 7.50%, 6/1/26                      2,070,780
------------------------------------------------------------------------
                                                            $  6,461,996
------------------------------------------------------------------------
Electric Utilities -- 7.3%
------------------------------------------------------------------------
    $10,000       Clark County, NV, (Nevada Power), (AMT),
                  5.90%, 10/1/30                            $  9,177,600
      1,250       Connecticut Development Authority,
                  (Connecticut Light and Power), Variable
                  Rate, 9/1/28(2)(3)                           1,134,900
      2,500       Connecticut Development Authority,
                  (Western Mass Electric), Variable Rate,
                  9/1/28(2)(3)                                 2,269,800
      3,500       Intermountain Power Agency, UT,
                  Variable Rate, 7/1/11(2)                     3,731,875
      1,500       Puerto Rico Electric Power Authority,
                  RITES, Variable Rate, 7/1/29(4)              1,562,910
      4,000       Salt River, AZ, Agricultural Improvement
                  and Power District Electric, Residual
                  Certificates,
                  Variable Rate, 1/1/25(2)(3)                  3,766,120
      2,000       Southern California Public Power
                  Authority, Variable Rate, 7/1/12(2)          2,160,000
------------------------------------------------------------------------
                                                            $ 23,803,205
------------------------------------------------------------------------
Escrowed / Prerefunded -- 1.4%
------------------------------------------------------------------------
    $   500       Colorado Health Facilities Authority,
                  (Rocky Mountain Adventist), Prerefunded
                  to 2/01/03, 6.625%, 2/1/22                $    535,780
     10,000       Dawson Ridge, CO, Metropolitan District
                  #1, Escrowed to Maturity,
                  0.00%, 10/1/22                               2,472,200
      3,500       Dawson Ridge, CO, Metropolitan District
                  #1, Escrowed to Maturity,
                  0.00%, 10/1/22                                 865,270
      3,295       Illinois Development Finance Authority,
                  (Regency Park), Escrowed to Maturity,
                  0.00%, 7/15/25                                 703,417
------------------------------------------------------------------------
                                                            $  4,576,667
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------
General Obligations -- 1.7%
------------------------------------------------------------------------
    $ 2,240       Bell Mountain Ranch, CO, Metropolitan
                  District, 6.625%, 11/15/25                $  2,120,138
      3,410       Bell Mountain Ranch, CO, Metropolitan
                  District, 7.375%, 11/15/19                   3,483,179
------------------------------------------------------------------------
                                                            $  5,603,317
------------------------------------------------------------------------
Health Care-Miscellaneous -- 8.8%
------------------------------------------------------------------------
    $ 2,500       Allegheny County, PA, Hospital
                  Development Authority, (West
                  Pennsylvania Allegheny Health System),
                  9.25%, 11/15/30                           $  2,304,450
      8,000       Colorado Health Facilities Authority,
                  (Rocky Mountain Adventist),
                  6.625%, 2/1/22                               7,664,000
      2,845       Illinois Development Finance Authority,
                  (Community Rehabilitation Providers),
                  5.60%, 7/1/19                                2,402,318
      2,500       Tax Revenue Exempt Securities Trust,
                  Community Health Provider, (Pooled Loan
                  Program Various States Trust
                  Certificates), 6.75%, 12/1/36                2,483,333
      1,289       Tax Revenue Exempt Securities Trust,
                  Community Health Provider, (Pooled Loan
                  Program Various States Trust
                  Certificates), 7.00%, 12/1/36                1,303,224
      1,066       Tax Revenue Exempt Securities Trust,
                  Community Health Provider, (Pooled Loan
                  Program Various States Trust
                  Certificates), 7.00%, 12/1/36                1,077,855
      2,326       Tax Revenue Exempt Securities Trust,
                  Community Health Provider, (Pooled Loan
                  Program Various States Trust
                  Certificates), 7.75%, 12/1/36                2,379,009
      1,956       Tax Revenue Exempt Securities Trust,
                  Community Health Provider, (Pooled Loan
                  Program Various States Trust
                  Certificates), 7.90%, 12/1/36                2,020,218
        367       Tax Revenue Exempt Securities Trust,
                  Community Health Provider, (Pooled Loan
                  Program Various States Trust
                  Certificates), 8.25%, 12/1/36                  383,962
        833       Tax Revenue Exempt Securities Trust,
                  Community Health Provider, (Pooled Loan
                  Program Various States Trust
                  Certificates), 8.375%, 12/1/36                 874,078
      2,308       Tax Revenue Exempt Securities Trust,
                  Community Health Provider, (Pooled Loan
                  Program Various States Trust
                  Certificates), 8.50%, 12/1/36                2,412,708
        969       Tax Revenue Exempt Securities Trust,
                  Community Health Provider, (Pooled Loan
                  Program Various States Trust
                  Certificates), 8.70%, 12/1/36                1,034,520
      1,938       Tax Revenue Exempt Securities Trust,
                  Community Health Provider, (Pooled Loan
                  Program Various States Trust
                  Certificates), 8.81%, 12/1/36                2,074,718
        581       Tax Revenue Exempt Securities Trust,
                  Community Health Provider, (Pooled Loan
                  Program Various States Trust
                  Certificates), 8.875%, 12/1/36                 620,671
------------------------------------------------------------------------
                                                            $ 29,035,064
------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------

Hospital -- 5.8%
------------------------------------------------------------------------
    $ 2,500       California Health Facilities Financing
                  Authority, (Cedars-Sinai Medical
                  Center), Variable Rate, 12/1/34(2)(3)     $  2,785,775
      2,250       Chautauqua County, NY, IDA, (Women's
                  Christian Association), 6.40%, 11/15/29      1,924,357
      3,685       Forsyth County, GA, Hospital Authority,
                  (Georgia Baptist Health Care System),
                  6.25%, 10/1/18                               3,254,002
      3,700       Forsyth County, GA, Hospital Authority,
                  (Georgia Baptist Health Care System),
                  6.375%, 10/1/28                              3,197,799
      2,500       Hidalgo County, TX, Health Services
                  Corp., (Mission Hospital, Inc.),
                  6.875%, 8/15/26                              2,296,900
      2,000       New Hampshire HEFA, (Littleton Hospital
                  Assn.), 6.00%, 5/1/28                        1,569,600
      1,479       Philadelphia, PA, HEFA, (Graduate Health
                  System), 6.625%, 7/1/21(1)                     103,554
      2,127       Philadelphia, PA, HEFA, (Graduate Health
                  System), 7.00%, 7/1/05(1)                      148,874
        875       Prince George's County, MD, (Greater
                  Southeast Healthcare System),
                  6.375%, 1/1/13(1)                              306,407
      5,900       Prince George's County, MD, (Greater
                  Southeast Healthcare System),
                  6.375%, 1/1/23(1)                            2,066,180
      1,785       San Gorgonio, CA, (Memorial Health Care
                  District), 5.75%, 5/1/20                     1,491,421
------------------------------------------------------------------------
                                                            $ 19,144,869
------------------------------------------------------------------------
Housing -- 7.7%
------------------------------------------------------------------------
    $ 1,465       Atlanta, GA, Urban Residential Finance
                  Authority, (New Community John Hope
                  Project), (AMT), 7.25%, 6/1/07            $  1,437,224
      2,395       Cuyahoga County, OH, (Rolling Hills
                  Apts.), (AMT), 8.00%, 1/1/28                 2,065,208
      1,900       Jefferson County, MO, IDA, Multifamily,
                  (Riverview Bend Apartments), (AMT),
                  6.75%, 11/1/29                               1,878,340
        500       Jefferson County, MO, IDA, Multifamily,
                  (Riverview Bend Apartments), (AMT),
                  7.125%, 11/1/29                                501,785
      3,680       Lucas County, OH, (Country Creek),
                  (AMT), 8.00%, 7/1/26                         2,421,219
      4,190       Maricopa County, AZ, IDA, (National
                  Health Facilities II), 6.375%, 1/1/19        3,904,452
      1,500       Maricopa County, AZ, IDA, (National
                  Health Facilities II), 6.625%, 7/1/33        1,383,420
      2,400       Maricopa County, AZ, IDA, (National
                  Health Facilities II), 8.00%, 1/1/34         2,161,536
      5,000       Muni Mae Tax Exempt Bond, LLC, (AMT),
                  Variable Rate, 6/30/09                       4,993,500
      3,400       Oregon Health Authority, (Trillium
                  Affordable Housing), (AMT),
                  6.75%, 2/15/29                               3,200,352
      1,500       Oregon Health Authority, (Trillium
                  Affordable Housing), (AMT),
                  6.75%, 2/15/29                               1,394,940
------------------------------------------------------------------------
                                                            $ 25,341,976
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------
Industrial Development Revenue -- 18.6%
------------------------------------------------------------------------
    $ 2,425       Abia Development Corp., TX, (Austin
                  Cargoport Development), (AMT),
                  6.50%, 10/1/24                            $  2,164,070
      2,815       Abia Development Corp., TX, (Austin
                  Cargoport Development), (AMT),
                  9.25%, 10/1/21                               3,101,426
      1,500       Bedford County, VA, IDA, (Nekoosa
                  Packaging), (AMT), 6.55%, 12/1/25            1,458,645
      2,000       Camden County, NJ, (Holt Hauling),
                  (AMT), 9.875%, 1/1/21                        1,944,880
      3,900       Carbon County, UT, (Laidlaw
                  Environmental Services Inc.), (AMT),
                  7.45%, 7/1/17                                3,967,782
      4,000       Charleston County, SC, IDA, (Zeigler
                  Coal), 6.95%, 8/10/28(1)                       590,000
      1,215       Florence County, SC, (Stone Container),
                  7.375%, 2/1/07                               1,208,925
      2,700       Hancock County, KY, (Southwire Co.),
                  (AMT), 7.75%, 7/1/26                         2,755,242
      4,000       Hardeman County, TN, (Correctional
                  Facilities Corp.), 7.75%, 8/1/17             3,969,560
      3,715       Iowa Finance Authority, (Southbridge
                  Mall), 6.375%, 12/1/13                       3,538,723
      4,295       Kansas City, MO, IDA, (Airline Cargo
                  Facilities), (AMT), 8.50%, 1/1/17            4,574,476
      2,940       Kimball, NE, EDA, (Clean Harbors),
                  (AMT), 10.75%, 9/1/26                        3,019,703
      2,730       Maryland EDA, (AFCO Cargo), (AMT),
                  6.50%, 7/1/24                                2,476,520
      1,700       Michigan Strategic Fund, (Crown Paper),
                  (AMT), 6.50%, 8/1/21                         1,300,500
      1,095       New Albany, IN, IDA, (K-Mart),
                  7.40%, 6/1/06                                1,109,640
      2,750       New Hampshire Business Finance
                  Authority, (Crown Paper), (AMT),
                  7.875%, 7/1/26                               2,186,250
        500       New Jersey EDA, (Holt Hauling),
                  8.95%, 12/15/18                                479,980
      4,000       New Jersey EDA, (Holt Hauling), (AMT),
                  7.90%, 3/1/27                                3,829,480
      5,000       New Jersey EDA, RITES, Variable Rate,
                  9/15/29(2)(3)                                4,274,100
      4,000       Ohio Solid Waste Revenue, (Republic
                  Engineered Steels), (AMT),
                  9.00%, 6/1/21                                  760,000
      3,500       Oregon Solid Waste Disposal, (USG
                  Corp.), 6.40%, 12/1/29                       2,471,770
      2,000       Perry County, KY, TJ International Inc.,
                  (AMT), 6.55%, 4/15/27                        2,044,260
        500       Philadelphia, PA, IDA, (Refrigerated
                  Enterprises), (AMT), 9.05%, 12/1/19            480,030
      3,500       Riverdale Village, IL, (ACME Metals,
                  Inc.), (AMT), 7.90%, 4/1/24                  2,082,500
      3,345       Riverdale Village, IL, (ACME Metals,
                  Inc.), (AMT), 7.95%, 4/1/25                  1,990,275
      3,032       Santa Fe, NM, (1st Interstate Plaza),
                  8.00%, 7/1/13                                3,107,770
------------------------------------------------------------------------
                                                            $ 60,886,507
------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------
Insured - Education -- 0.9%
------------------------------------------------------------------------
    $ 3,000       Puerto Rico Industrial Tourist
                  Educational Medical and Environmental,
                  (University Plaza), (MBIA),
                  5.00%, 7/1/33                             $  2,959,560
------------------------------------------------------------------------
                                                            $  2,959,560
------------------------------------------------------------------------
Insured - General Obligations -- 0.3%
------------------------------------------------------------------------
    $ 1,000       California, Residual Certificates,
                  (AMBAC), Variable Rate, 10/1/30(3)(4)     $  1,110,160
------------------------------------------------------------------------
                                                            $  1,110,160
------------------------------------------------------------------------
Insured - Hospital -- 0.9%
------------------------------------------------------------------------
    $ 2,415       California Statewide Communities
                  Development Authority, (Sutter Health)
                  Residual Certificates, (FSA), Variable
                  Rate, 8/15/27(3)(4)                       $  2,847,309
------------------------------------------------------------------------
                                                            $  2,847,309
------------------------------------------------------------------------
Insured - Water and Sewer -- 0.4%
------------------------------------------------------------------------
    $ 1,500       East Bay, CA, Municipal Utility
                  District, Water System Revenue, (FGIC),
                  5.00%, 6/1/26                             $  1,481,850
------------------------------------------------------------------------
                                                            $  1,481,850
------------------------------------------------------------------------
Miscellaneous -- 3.1%
------------------------------------------------------------------------
    $ 3,750       Atlanta, GA, Downtown Development
                  Authority, Childcare Facilities,
                  (Central Atlanta Hospitality Childcare
                  Inc.), 8.00%, 1/1/26                      $  3,873,113
      3,000       Colorado River Indian Tribe, AZ,
                  6.25%, 8/1/04                                3,019,140
      1,285       Pittsfield Township, MI, (Arbor
                  Hospice), 8.125%, 8/15/17                    1,291,065
      1,900       Union, OR, Facility Revenue, (Buffalo
                  Peak Golf Club), 6.75%, 7/1/24               1,859,435
------------------------------------------------------------------------
                                                            $ 10,042,753
------------------------------------------------------------------------
Nursing Home -- 8.4%
------------------------------------------------------------------------
    $ 3,335       Clovis, NM, IDR, (Retirement Ranches,
                  Inc.), 7.75%, 4/1/19                      $  3,364,882
      2,300       Colorado HFA, (Volunteers of America),
                  5.75%, 7/1/20                                1,877,513
      3,600       Colorado HFA, (Volunteers of America),
                  5.875%, 7/1/28                               2,864,232
      1,100       Colorado HFA, (Volunteers of America),
                  6.00%, 7/1/29                                  897,226
      2,175       Kansas City, MO, IDA, (Beverly
                  Enterprises, Inc.), 8.00%, 12/1/02           2,205,733
      2,500       Massachusetts IFA, (Age Institute of
                  Massachusetts), 8.05%, 11/1/25               2,556,050
      3,200       Minneapolis, MN, (Walker Methodist
                  Senior Services), 6.00%, 11/15/28            2,724,096
      1,195       Mississippi Business Finance Corp.,
                  (Magnolia Healthcare), 7.99%, 7/1/25         1,253,304

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------

Nursing Home (continued)
------------------------------------------------------------------------
    $ 7,500       Tarrant County, TX, Health Facilities,
                  (3927 Foundation), 10.25%, 9/1/19(1)      $  2,619,525
      3,370       Westmoreland, PA, (Highland Health
                  Systems, Inc.), 9.25%, 6/1/22                3,554,609
      3,790       Wisconsin HEFA, (Wisconsin Illinois
                  Senior Housing), 7.00%, 8/1/29               3,520,304
------------------------------------------------------------------------
                                                            $ 27,437,474
------------------------------------------------------------------------
Pooled Loans -- 1.1%
------------------------------------------------------------------------
    $ 3,500       Osceola County, FL, IDA, Community
                  Pooled Loan-93, 7.75%, 7/1/17             $  3,571,400
------------------------------------------------------------------------
                                                            $  3,571,400
------------------------------------------------------------------------
Senior Living / Life Care -- 11.9%
------------------------------------------------------------------------
    $ 7,965       Albuquerque, NM, Retirement Facilities,
                  (La Vida Liena Retirement Center),
                  6.60%, 12/15/28                           $  6,879,848
      2,500       Arizona Health Facilities Authority,
                  (Care Institute, Inc. - Mesa),
                  7.625%, 1/1/26(5)                            2,140,775
      3,500       Delaware County, PA, White Horse
                  Village, 7.30%, 7/1/14                       3,555,615
      2,000       Grove City, PA, Area Hospital Authority,
                  (Grove Manor), 6.625%, 8/15/29               1,898,380
      3,740       Illinois Development Finance Authority,
                  (Care Institute, Inc.), 7.80%, 6/1/25        3,843,897
      7,500       Kansas City, MO, IDA, (Kingswood United
                  Methodist Manor), 5.875%, 11/15/29           5,973,675
      3,505       Louisiana HFA, (HCC Assisted Living
                  Group 1), (AMT), 9.00%, 3/1/25               3,682,668
      5,355       Massachusetts IFA, (Forge Hill), (AMT),
                  6.75%, 4/1/30                                4,618,366
      5,205       North Miami, FL, Health Care Facilities,
                  (Imperial Club), 8.00%, 1/1/33               4,625,059
      2,000       Ohio HFA, Retirement Rental Housing,
                  (Encore Retirement Partners),
                  6.75%, 3/1/19                                1,698,940
------------------------------------------------------------------------
                                                            $ 38,917,223
------------------------------------------------------------------------
Solid Waste -- 1.7%
------------------------------------------------------------------------
    $ 3,400       Morgantown, KY, Solid Waste Revenue,
                  (IMCO Recycling, Inc.), 7.45%, 5/1/22     $  3,394,730
      3,500       Pennsylvania Solid Waste Disposal, (USG
                  Corp.), (AMT), 6.00%, 6/1/31                 2,321,410
------------------------------------------------------------------------
                                                            $  5,716,140
------------------------------------------------------------------------
Special Tax Revenue -- 1.2%
------------------------------------------------------------------------
    $ 3,800       Cottonwood, CO, Water and Sanitation
                  District, 7.75%, 12/1/20                  $  3,956,294
         75       South Orange County, CA, Public
                  Financing Authority, DRIVERS, Variable
                  Rate, 8/15/15(3)(4)                             82,358
------------------------------------------------------------------------
                                                            $  4,038,652
------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000'S OMITTED)   SECURITY                                  VALUE
------------------------------------------------------------------------
Transportation -- 5.1%
------------------------------------------------------------------------
    $   500       Eagle County, CO, (Eagle County Airport
                  Terminal), (AMT), 7.50%, 5/1/21           $    507,990
      2,985       Monroe County, NY, Airport Authority,
                  DRIVERS, (AMT), 8.364%, 1/1/18(2)(3)         3,569,015
      5,000       New Jersey Transportation Trust Fund
                  Authority, Residual Certificates,
                  Variable Rate, 6/15/17(2)(3)                 5,077,650
      2,000       New Jersey Turnpike Authority, RITES,
                  Variable Rate, 1/1/30(3)(4)                  2,176,460
      5,250       Northwest Arkansas Regional Airport
                  Authority, (AMT), 7.625%, 2/1/27             5,447,873
------------------------------------------------------------------------
                                                            $ 16,778,988
------------------------------------------------------------------------
Water and Sewer -- 0.9%
------------------------------------------------------------------------
    $ 3,000       Metropolitan Water District, CA,
                  (Southern California Waterworks),
                  Variable Rate, 7/1/27(3)(4)               $  2,837,820
------------------------------------------------------------------------
                                                            $  2,837,820
------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.1%
   (identified cost, $347,880,689)                          $318,535,715
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.9%                      $  9,598,096
------------------------------------------------------------------------
Net Assets -- 100.0%                                        $328,133,811
------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
 At January 31, 2001, the concentration of the Portfolio's investments in various states, determined as a percentage of net assets individually represent less than 10% in each state.
 (1)  Non-income producing security.
 (2)  Security has been issued as an inverse floater bond.
 (3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (4)  Security has been issued as a leveraged inverse floater bond.
 (5)  The Portfolio is accruing only partial interest on this security.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF JANUARY 31, 2001
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $347,880,689)        $318,535,715
Cash                                           208,855
Receivable for investments sold              2,672,108
Interest receivable                          6,756,558
Prepaid expenses                                 2,596
------------------------------------------------------
TOTAL ASSETS                              $328,175,832
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable to affiliate for Trustees' fees   $        410
Accrued expenses                                41,611
------------------------------------------------------
TOTAL LIABILITIES                         $     42,021
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $328,133,811
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $357,478,785
Net unrealized depreciation (computed on
   the basis of identified cost)           (29,344,974)
------------------------------------------------------
TOTAL                                     $328,133,811
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
JANUARY 31, 2001
Investment Income
-----------------------------------------------------
Interest                                  $24,819,343
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $24,819,343
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $ 1,998,957
Trustees fees and expenses                     25,235
Custodian fee                                 143,695
Legal and accounting services                  86,978
Miscellaneous                                  90,273
-----------------------------------------------------
TOTAL EXPENSES                            $ 2,345,138
-----------------------------------------------------

NET INVESTMENT INCOME                     $22,474,205
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(5,366,219)
-----------------------------------------------------
NET REALIZED LOSS                         $(5,366,219)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 5,713,575
-----------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $ 5,713,575
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $   347,356
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $22,821,561
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED        YEAR ENDED
IN NET ASSETS                             JANUARY 31, 2001  JANUARY 31, 2000
----------------------------------------------------------------------------
From operations --
   Net investment income                  $     22,474,205  $     24,535,713
   Net realized loss                            (5,366,219)       (2,694,168)
   Net change in unrealized
      appreciation (depreciation)                5,713,575       (54,986,374)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $     22,821,561  $    (33,144,829)
----------------------------------------------------------------------------
Capital transactions --
   Contributions                          $     61,682,286  $    114,068,297
   Withdrawals                                 (95,294,932)     (132,907,536)
----------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $    (33,612,646) $    (18,839,239)
----------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $    (10,791,085) $    (51,984,068)
----------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------
At beginning of year                      $    338,924,896  $    390,908,964
----------------------------------------------------------------------------
AT END OF YEAR                            $    328,133,811  $    338,924,896
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     YEAR ENDED JANUARY 31,
                                  -------------------------------------------------------------
                                    2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data+
-----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Net expenses                       0.72%        0.68%        0.67%        0.68%        0.34%
   Net expenses after
      custodian fee reduction         0.72%        0.67%        0.66%        0.66%        0.30%
   Net investment income              6.86%        6.25%        5.88%        6.43%        6.96%
Portfolio Turnover                      29%          58%          25%           8%          41%
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $328,134     $338,925     $390,909     $303,209     $180,700
-----------------------------------------------------------------------------------------------
+  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses                             --           --           --           --         0.71%
   Expenses after custodian
      fee reduction                     --           --           --           --         0.67%
   Net investment income                --           --           --           --         6.59%
-----------------------------------------------------------------------------------------------

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   High Yield Municipals Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as a diversified open-end management investment company, which was organized as a trust under the laws of the State of New York on May 1, 1995. The Portfolio seeks to achieve high current income exempt from regular federal income tax. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations maturing in sixty days or less are valued at amortized cost which approximates fair value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. The Portfolio will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Portfolio will begin amortizing market discounts on debt securities effective February 1, 2001. Prior to this date, the Portfolio did not amortize market discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolio. The impact of this accounting change has not been determined but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation/ depreciation based on securities held as of January 31, 2001.

 C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from Federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated futures changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Legal Fees -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment, are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

 F When-issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

 G Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of operating expenses on the Statement of Operations.
 H Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 I Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sales of securities). For the year ended January 31, 2001, the fee was equivalent to 0.61% of the Portfolio's average net assets for such period and amounted to $1,998,957. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended January 31, 2001, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $95,332,288 and $115,042,067, respectively, for the year ended January 31, 2001.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at January 31, 2001 as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $348,646,796
    ------------------------------------------------------
    Gross unrealized appreciation             $  9,245,158
    Gross unrealized depreciation              (39,356,239)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $(30,111,081)
    ------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended January 31, 2001.

6 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At January 31, 2001, there were no obligations under these financial instruments outstanding.

HIGH YIELD MUNICIPALS PORTFOLIO AS OF JANUARY 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF HIGH YIELD MUNICIPALS PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Yield Municipals Portfolio as of January 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended January 31, 2001 and 2000 and the supplementary data for the five years ended January 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of High Yield Municipals Portfolio at January 31, 2001, the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 2, 2001

EATON VANCE HIGH YIELD MUNICIPALS FUND AS OF JANUARY 31, 2001

INVESTMENT MANAGEMENT

EATON VANCE HIGH YIELD MUNICIPALS FUND

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

HIGH YIELD MUNICIPALS PORTFOLIO

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Thomas Metzold
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER OF HIGH YIELD MUNICIPALS PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF EATON VANCE HIGH YIELD MUNICIPALS FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC, Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116






EATON VANCE HIGH YIELD MUNICIPALS FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109



--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------


416-3/01                                                                   HYSRC